UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2009

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois  60601

(Address of principal executive offices)

(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K dated January 26, 2009 to include all schedules, exhibits and other similar attachments to Exhibit 10.1, in response to a request by the Securities and Exchange Commission.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1

Credit Agreement, dated as of January 28, 2009 among Smurfit-Stone Container Corporation, as the parent and guarantor, Smurfit-Stone Container Enterprises, Inc. and Smurfit-Stone Container Canada Inc., as borrowers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent and Canadian collateral agent, and the other financial institutions party thereto, as lenders.**

**A portion of Exhibit 10.1 has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 17, 2009

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary, and General Counsel